RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS
March 31, 2020 (Unaudited)

Shares/Description		Value
CLOSED-END FUNDS (10.39%)
37,880	BlackRock California Municipal Income Trust	$480,697
47,255	BlackRock Municipal 2030 Target Term Trust	1,071,743
1,700	BlackRock MuniHoldings Investment Quality Fund	22,236
13,930	BlackRock MuniHoldings New York Quality Fund, Inc.	175,518
21,699	BlackRock MuniVest Fund, Inc.	175,762
17,215	BlackRock MuniYield Quality Fund II, Inc.	212,605
43,315	BlackRock MuniYield Quality Fund III, Inc.	553,565
21,919	DWS Municipal Income Trust	236,287
52,422	Eaton Vance California Municipal Bond Fund	553,052
25,000	Eaton Vance Municipal Bond Fund	312,000
49,704	Eaton Vance Municipal Income Trust	595,454
2,297	Eaton Vance New York Municipal Income Trust	28,483
44,705	Invesco Municipal Opportunity Trust	511,872
8,700	Invesco Quality Municipal Income Trust	101,877
45,079	Invesco Value Municipal Income Trust	637,417
23,057	Nuveen AMT-Free Municipal Credit Income Fund	338,477
39,151	Nuveen AMT-Free Quality Municipal Income Fund	530,105
16,133	Nuveen California Municipal Value Fund 2	236,994
101,055	Nuveen California Quality Municipal Income Fund	1,383,443
1,564	Nuveen Municipal Credit Income Fund	22,005
82,255	Nuveen Municipal Value Fund, Inc.	802,809
56,103	Nuveen New York AMT-Free Quality Municipal Income Fund	701,287
4,199	Nuveen New York Select Tax-Free Income Portfolio	53,117
4,592	Nuveen Pennsylvania Quality Municipal Income Fund	61,120
118,957	Nuveen Quality Municipal Income Fund	1,634,470
1,700	PIMCO Municipal Income Fund	21,488

TOTAL CLOSED-END FUNDS
(Cost $11,292,581)		11,453,883

SHORT-TERM INVESTMENTS (93.54%)
103,120,059	BlackRock Liquidity Funds MuniCash (7 Day Yield 3.22%)	103,130,372

TOTAL SHORT-TERM INVESTMENTS
(Cost $103,130,381)		103,130,372

TOTAL INVESTMENTS (103.93%)
(Cost $114,422,962)		$114,584,255

Liabilities in Excess of Other Assets (-3.93%)		(4,336,639)
NET ASSETS (100.00%)		$110,247,616

RiverNorth Flexible Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	March 31, 2020 (Unaudited)

1. ORGANIZATION

RiverNorth Flexible Municipal Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on October 1, 2019, pursuant to an Articles of Incorporation, which was amended and restated on February 19, 2020 (“Articles of Incorporation”). The Fund had no operations until March 26, 2020 (commencement of operations), other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards codification Topic 946 Financial Services – Investment Companies.

The Fund will terminate on or before March 26, 2035; provided, that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the “Sub-adviser”). The Fund’s investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2020.

The Fund invests in closed end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income: The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

3. SECURITIES VALUATION AND FAIR VALUE Measurements

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

RiverNorth Flexible Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	March 31, 2020 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal and corporate bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

RiverNorth Flexible Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	March 31, 2020 (Unaudited)

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at March 31, 2020 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Closed-End Funds	$11,453,883	$–	$–	$11,453,883
Short-Term Investments	103,130,372	–	–	103,130,372
Total	$114,584,255	$–	$–	$114,584,255

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3 during the year.